Exhibit 99.1








FOR IMMEDIATE RELEASE

CONTACTS:              Media                  Glen Mathison     (415) 636-5448
                       Investors/Analysts     Rich Fowler       (415) 636-9869


                        SCHWAB REPORTS QUARTERLY RESULTS
                     REVENUES RISE 5%, NET INCOME GROWS 65%


     SAN FRANCISCO, July 18, 2005 - The Charles Schwab Corporation announced today that its net income for the quarter ended June 30, 2005 was $186 million.
In comparison, the Company reported net income of $113 million for the second quarter of 2004 and $145 million for the first quarter of 2005. For the first half of 2005, the Company's net income was $331 million, compared with $274 million earned during the same period in 2004.



                               Three Months Ended        Six Months Ended
                                  --June 30,--      %      --June 30,--      %
Financial Highlights              2005    2004   Change    2005    2004   Change
--------------------------------------------------------------------------------

  Revenues (in millions)        $1,087  $1,034      5%   $2,146  $2,142      -%
  Net income (in millions)        $186    $113     65%     $331    $274     21%
  Diluted earnings per share      $.14    $.08     75%     $.25    $.20     25%
  Pre-tax profit margin(1)       27.9%   16.3%            25.6%   19.3%
  Return on stockholders' equity   17%     10%              15%     12%

1.   From continuing operations.

--------------------------------------------------------------------------------

     Chairman and CEO Charles Schwab commented, "Over the last year, we have been intensely focused on reconnecting with our clients and improving our financial performance - and this quarter demonstrates that we are succeeding on both fronts. Total client assets reached a record $1.106 trillion at the end of June, up 11% from a year ago. Net new client assets totaled $11.2 billion this quarter, with 85% of these assets going into accounts with an ongoing advice component. Our total revenues grew 5% versus the second quarter of 2004, even in the face of a 28% drop in our trading revenues due to a series of price reductions over the past year. Finally, our net income grew 65% versus a year ago to $186 million, the third-highest level of net income in our Company's
30-year history. I am tremendously grateful for the efforts of Schwab's employees in turning around our Company, and I am excited about working with them as we move the Company forward and deliver the value, performance and service that Schwab stands for."

     CFO Christopher Dodds noted, "The second quarter of 2005 marked the ninth consecutive quarterly increase in our non-trading revenues, as we continued to benefit from our strength in attracting client assets and the rising interest rate environment. These revenues reached a record $900 million, up 16% from the same period in 2004 - an increase that more than offset the drop in our trading revenues. Our ongoing focus on streamlining and simplifying the Company led to a 9% reduction in expenses versus a year ago, enabling us to post a 28% pre-tax profit margin for the quarter, the second-highest level in Schwab's history. For the first half of 2005, our pre-tax margin totaled 26%, dramatically ahead of the 19% margin we reported for the year earlier period. We also continued our focus on capital management during the second quarter - limiting our capital expenditures to $29 million and repurchasing $149 million of common stock - which helped us to achieve a 17% return on equity, the highest quarterly level since the first quarter of 2000."

Business highlights for the second quarter (data as of quarter-end unless otherwise noted):

Advised Investing
o    For  accounts at the Company  with an ongoing  advice  component  (includes
     accounts   enrolled  in  Schwab  Private   Client(TM)  and  Schwab  Advised
     Investing(TM),  accounts managed by independent  investment advisors (IAs), and U.S. Trust(R) accounts):
        o    Net new client assets during the quarter = $9.5 billion.
        o    Total assets = a record $535 billion, up 15% year-over-year.
        o    Total number of accounts = 1.5 million.
o    Introduced  Schwab   Portfolios(TM),   which  are  diversified   portfolios
     developed by Schwab. These portfolios, which include mutual funds or stocks and exchange  traded  funds,  are designed for  investors  who have between
     $10,000  and   $200,000   to  invest  and  are   looking  for   convenient,
     easy-to-implement  investment advice,  including access to ongoing guidance from a financial consultant.

Individual Investor Business
o    Number of clients  enrolled  in Schwab  Private  Client and Schwab  Advised
     Investing = 51,900, up 7% from the prior quarter.
o Announced lower online option pricing of $9.95 per trade plus $0.75 per contract (previously $0.95 per contract) for clients who place 30 or more combined equity and option trades per quarter, or with over $1 million in household assets at Schwab.
o Improved the StreetSmart Pro(R) trading platform to include more advanced options functionality, such as multi-leg options, Top 10 Lists, Real-Time
     Option Chains and Pricing Models.
o Unveiled the CyberTrader Strategy Center(TM), which provides active traders with the ability to back-test customized trading strategies and scan the market for stocks that fit their objectives.

Schwab Institutional(R) Business
o Total client assets associated with Schwab Institutional (SI) = $365 billion, up 18% year-over-year.
o Client assets new to the Schwab Advisor Network(R) program during the quarter = $1.7 billion, up 9% year-over-year.
o Client assets at Schwab associated with IA referral programs = $26.8 billion, up 21% year-over-year.
o Introduced $12.95 online equity pricing for the clients of IAs who enroll in electronic delivery of trade confirmations and account statements. This service, called eDelivery, helps to drive down costs and simplify business processes for both Schwab and IAs.
o Introduced pledged asset lines of credit from Schwab Bank for IAs and their clients. Eligible securities can be used as collateral for these lines, allowing current investment strategies to remain in place.
o Formed the National Business Development Team, which is focused on marketing SI services to advisors with smaller practices.

Corporate Services Business
o    Net new assets during the quarter = $885 million.
o Initiated the conversion process to bring an additional $3.2 billion in retirement and other benefit plan assets to Schwab.
o Total client assets in employer-sponsored retirement plans at Schwab = $133 billion, up 9% year-over-year.

U.S. Trust Business
o Total referrals from Schwab to U.S. Trust were over 360, compared with over 310 in the prior quarter.
o Client assets at U.S. Trust associated with the referral program = $5.1 billion, up 27% year-over-year and up $187 million during the quarter.
o    Total client assets at U.S. Trust = $139.8 billion, up 2% year-over-year.

Products
o    Total client assets held in  third-party  Mutual Fund  OneSource(R) funds =
     $125 billion, up 9% year-over-year.
o    Total  client  assets  held  in   proprietary   funds   (Schwab   Funds(R),
     Excelsior(R) and other) = $156 billion, up 2%, year-over-year.
o    Total client assets held in fixed income securities = $147 billion,  up 13%
     year-over-year.
o    For Charles Schwab Bank, N.A.:
        o    Balance sheet assets = $5.2 billion, up 11% from the prior quarter.
        o    Outstanding mortgage and home equity loans = $1.6 billion.
        o    First mortgage originations during the quarter = $288 million.
o    Launched the Schwab Target Funds,  a diversified  set of five mutual funds, which will  invest in a  combination  of Schwab and Laudus  Funds(TM)  with varying  allocations  based on retirement  dates ranging from 2010 to 2040.
     The fund series also includes a Retirement  Income Fund for clients already in retirement who are looking for improved portfolio income generation.


     The Charles Schwab Corporation (NYSE / Nasdaq:  SCH), through its operating subsidiaries, provides securities brokerage and financial services to individual investors and the independent  investment advisors who work with them. With over
7 million  individual  investor  accounts  and more than $1  trillion  in client assets,  The Charles Schwab Corporation is one of the nation's largest financial services firms. Its subsidiary Charles Schwab & Co., Inc. (member SIPC) provides a complete  range of investment  services and  products,  including an extensive selection of mutual funds; financial planning and investment advice;  retirement plans;  referrals to independent  fee-based investment advisors;  and custodial, operational and trading support for independent  fee-based  investment advisors.
Its subsidiary  Charles  Schwab Bank,  N.A.  (member FDIC) provides  banking and mortgage services and products.  The corporation's other operating  subsidiaries include U.S. Trust Corporation  (member FDIC) and  CyberTrader(R),  Inc. (member
SIPC).   These   companies'   Web  sites  can  be  reached  at   www.schwab.com,
www.schwabbank.com, www.ustrust.com, and www.cybertrader.com.

                                       ###

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                                                   THE CHARLES SCHWAB CORPORATION
                                                  Consolidated Statement of Income
                                               (In millions, except per share amounts)
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Three Months                   Six Months
                                                                                 Ended                         Ended
                                                                                June 30,                      June 30,
                                                                           2005          2004            2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Revenues
   Asset management and administration fees                              $   552       $   517         $ 1,099       $ 1,024
   Trading revenue                                                           187           261             394           622
      Interest revenue                                                       464           275             876           538
      Interest expense                                                      (167)          (51)           (305)         (105)
                                                                        ---------     ---------       ---------     ---------
   Net interest revenue                                                      297           224             571           433
   Other                                                                      51            32              82            63
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      1,087         1,034           2,146         2,142
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest
   Compensation and benefits                                                 455           493             909           975
   Occupancy and equipment                                                    81           100             163           202
   Professional services                                                      57            61             119           119
   Depreciation and amortization                                              51            53             105           109
   Communications                                                             48            56              99           117
   Advertising and market development                                         43            46              79           108
   Commissions, clearance and floor brokerage                                 10            11              19            20
   Restructuring charges                                                       -             2              21             2
   Other                                                                      39            43              83            77
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                        784           865           1,597         1,729
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before taxes on income                     303           169             549           413
Taxes on income                                                             (117)          (62)           (212)         (147)
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                            186           107             337           266
Gain (loss) from discontinued operations, net of tax                           -             6              (6)            8
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                                               $   186       $   113         $   331       $   274
====================================================================================================================================
Weighted-Average Common Shares Outstanding - Diluted                       1,314         1,373           1,320         1,374
------------------------------------------------------------------------------------------------------------------------------------
Earnings Per Share - Basic
   Income from continuing operations                                     $   .14       $   .08         $   .26       $   .20
   Gain (loss) from discontinued operations, net of tax                        -             -            (.01)            -
   Net income                                                            $   .14       $   .08         $   .25       $   .20

Earnings Per Share - Diluted
   Income from continuing operations                                     $   .14       $   .08         $   .26       $   .19
   Gain (loss) from discontinued operations, net of tax                        -             -            (.01)          .01
   Net income                                                            $   .14       $   .08         $   .25       $   .20
------------------------------------------------------------------------------------------------------------------------------------
Dividends Declared Per Common Share                                      $  .022       $  .020         $  .042       $  .034
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Consolidated Statement of Income and Financial and Operating Highlights.


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


                                                   THE CHARLES SCHWAB CORPORATION
                                                 Financial and Operating Highlights
                                                             (Unaudited)

                                                        |      2005      |              2004               |          2003         |
------------------------------------------------------------------------------------------------------------------------------------
                                                         Second  First    Fourth   Third   Second  First    Fourth  Third   Second
(In millions, except per share amounts and as noted)     Quarter Quarter  Quarter  Quarter Quarter Quarter  Quarter Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues (1)
     Asset management and administration fees            $  552  $  547   $  544   $  523  $  517  $  507   $  487  $  468  $  448
     Trading revenue (2)                                    187     207      218      185     261     361      327     312     310
     Interest revenue, net of interest expense              297     274      258      245     224     209      193     181     179
     Other                                                   51      31       40       47      32      31       55      36      34
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     1,087   1,059    1,060    1,000   1,034   1,108    1,062     997     971
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest (1)
     Compensation and benefits                              455     454      447      455     493     482      435     418     421
     Occupancy and equipment                                 81      82       90       97     100     102      108     106     108
     Professional services                                   57      62       64       62      61      58       52      44      43
     Depreciation and amortization                           51      54       59       58      53      56       65      69      69
     Communications                                          48      51       53       53      56      61       59      59      54
     Advertising and market development                      43      36       33       43      46      62       39      31      22
     Commissions, clearance and floor brokerage              10       9       10        9      11       9       11      10      11
     Restructuring charges (3)                                -      21      100      112       2       -       17      35      24
     Other                                                   39      44       44       39      43      34       43      29      36
------------------------------------------------------------------------------------------------------------------------------------
Total                                                       784     813      900      928     865     864      829     801     788
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before taxes on income    303     246      160       72     169     244      233     196     183
Taxes on income (1)                                        (117)    (95)     (58)     (26)    (62)    (85)     (87)    (72)    (57)
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                           186     151      102       46     107     159      146     124     126
Gain (loss) from discontinued operations, net of tax          -      (6)     (49)     (87)      6       2        2       3       -
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                        $  186  $  145   $   53   $  (41) $  113  $  161   $  148  $  127  $  126
====================================================================================================================================
Basic earnings (loss) per share                          $  .14  $  .11   $  .04   $ (.03) $  .08  $  .12   $  .11  $  .09  $  .10
Diluted earnings (loss) per share                        $  .14  $  .11   $  .04   $ (.03) $  .08  $  .12   $  .11  $  .09  $  .09
Dividends declared per common share                      $ .022  $ .020   $ .020   $ .020  $ .020  $ .014   $ .014  $ .014  $ .011
Weighted-average common shares outstanding - diluted      1,314   1,326    1,348    1,364   1,373   1,375    1,371   1,366   1,360
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Performance Measures
     Revenue growth (decline) over prior year's quarter      5%     (4%)       -        -      6%     28%      12%      1%     N/A
     Pre-tax profit margin from continuing operations     27.9%   23.2%    15.1%     7.2%   16.3%   22.0%    21.9%   19.7%   18.8%
     Return on stockholders' equity (4)                     17%     13%       5%      (3%)    10%     14%      13%     12%     12%
------------------------------------------------------------------------------------------------------------------------------------
Financial Condition (at quarter end)
     Cash and investments segregated (in billions)       $ 17.4  $ 18.5   $ 19.0   $ 19.6  $ 20.5  $ 20.8   $ 21.3  $ 22.4  $ 22.6
     Receivables from brokerage clients (in billions)    $  9.9  $  9.7   $  9.8   $  9.2  $  9.3  $  9.3   $  8.6  $  7.7  $  7.0
     Total assets (in billions)                          $ 46.5  $ 46.4   $ 47.1   $ 45.9  $ 47.3  $ 46.3   $ 45.9  $ 43.8  $ 41.8
     Payables to brokerage clients (in billions)         $ 25.4  $ 26.4   $ 27.2   $ 25.9  $ 26.9  $ 26.5   $ 27.2  $ 26.1  $ 26.2
     Long-term debt (in millions)                        $  565  $  577   $  585   $  611  $  645  $  779   $  772  $  776  $  811
     Stockholders' equity (in millions)                  $4,318  $4,275   $4,386   $4,555  $4,732  $4,662   $4,461  $4,312  $4,179
------------------------------------------------------------------------------------------------------------------------------------
Other (5)
     Full-time equivalent employees (at quarter end,
         in thousands)                                     13.6    13.9     14.2     14.8    16.3    16.5     16.0    15.7    15.7
     Capital expenditures - cash purchases of equipment,
         office facilities, property, and internal-use
         software development costs, net (in millions)   $   29  $   23   $   43   $   66  $   51  $   34   $   50  $   36  $   31
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Clients' Daily Average Trades (in thousands) (6)
     Revenue trades (7)                                   176.5   191.3    177.7    128.1   142.2   178.0    161.7   145.1   141.0
     Schwab Institutional(R) (8)                           10.2     9.9      8.7      8.2     8.4     8.5      N/A     N/A     N/A
     Schwab Private Client(TM) (9)                         11.3    10.0      9.4      7.8     6.8     5.6      N/A     N/A     N/A
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Total                                                     198.0   211.2    195.8    144.1   157.4   192.1      N/A     N/A     N/A
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Active Trader Daily Average Revenue Trades
     (in thousands) (7,10)                                101.8   106.0     98.0     66.1    72.5    91.5     80.8    72.9    69.5
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Average Revenue Per Revenue Trade (5,7)                  $16.28  $17.95   $19.32   $22.96  $30.06  $33.16   $32.60  $34.11  $35.12
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(1)  Prior  period  amounts have been  adjusted to summarize  the impact of The Charles  Schwab  Corporation's  sales of its capital markets business, Schwab Soundview Capital Markets, and its United Kingdom (U.K.) brokerage subsidiary,  Charles Schwab Europe, in gain (loss) from discontinued operations.
(2)  Trading revenue includes commission and principal transaction revenues.
(3)  Restructuring charges include costs relating to workforce, facilities, systems hardware, software, and equipment reductions.
(4)  Calculated based on annualized quarterly net income (loss) and average stockholders' equity for the quarter.
(5)  Prior period amounts have been adjusted to reflect the sale of Schwab Soundview Capital Markets.
(6)  Schwab Institutional(R) and Schwab Private Client(TM) (SPC) trading information for periods prior to 2004 is not available.
(7)  Revenue trades include all client trades (both  individuals and institutions)  that generate trading revenue (i.e.,  commission revenue or revenue from fixed income securities trading); also known as DART.
(8)  Includes trades placed by investment advisors enrolled in an asset-based  pricing program.  Trading activity is included in the program fees.
(9)  Includes eligible trades placed by individual  investors  enrolled in SPC. Specified levels of trading activity are included in
     SPC fees.
(10) Active Trader includes all  CyberTrader  clients and Schwab clients  enrolled in one of Schwab's  Active Trader offers.  Active
     Trader DART is included in total DART above.
N/A  Not available.

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.

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                                                   THE CHARLES SCHWAB CORPORATION
                                      Reconciliation of Net Income to Adjusted Operating Income
                                                             (Unaudited)

                                                        |      2005      |              2004               |          2003         |
------------------------------------------------------------------------------------------------------------------------------------
                                                         Second  First    Fourth   Third   Second  First    Fourth  Third   Second
(In millions)                                            Quarter Quarter  Quarter  Quarter Quarter Quarter  Quarter Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                                 $1,087  $1,059   $1,060   $1,000  $1,034  $1,108   $1,062  $  997  $  971
    Non-operating revenue (1)                                 -       -        -      (14)      -       -      (17)      -       -
------------------------------------------------------------------------------------------------------------------------------------
Operating revenues                                       $1,087  $1,059   $1,060   $  986  $1,034  $1,108   $1,045  $  997  $  971
====================================================================================================================================

Net income (loss)                                        $  186  $  145   $   53   $  (41) $  113  $  161   $  148  $  127  $  126
    Adjustments to reconcile net income (loss)
      to adjusted operating income:
      Other income (1)                                        -       -        -      (14)      -       -      (17)      -       -
      Restructuring charges (2)                               -      21      100      112       2       -       17      35      24
------------------------------------------------------------------------------------------------------------------------------------
          Total adjusted items                                -      21      100       98       2       -        -      35      24
      Tax (benefit) expense (3)                               -      (8)     (38)     (37)     (1)      -        1     (15)    (19)
      Loss (gain) from discontinued operations,
        net of tax (4)                                        -       6       49       87      (6)     (2)      (2)     (3)      -
------------------------------------------------------------------------------------------------------------------------------------
    Total adjusted items, net of tax                          -      19      111      148      (5)     (2)      (1)     17       5
------------------------------------------------------------------------------------------------------------------------------------
Adjusted operating income, after tax (5)                 $  186  $  164   $  164   $  107  $  108  $  159   $  147  $  144  $  131
====================================================================================================================================

(1)  Primarily consists of pre-tax gains recorded on sales of investments.

(2)  Restructuring  charges  reflect The Charles  Schwab  Corporation's  (the  Company's)  2004 cost  reduction  effort and previous restructuring  initiatives under the Company's plan to reduce operating  expenses due to continued  economic  uncertainties and difficult market conditions. These charges primarily include workforce,  facilities,  systems hardware, software, and equipment reductions.

(3)  In the second quarter of 2003, includes an $11 million non-recurring tax benefit.

(4)  Represents the summarized impact of the Company's sales of its capital markets business and its U.K. brokerage  subsidiary.  In the first quarter of 2005,  includes a tax adjustment,  severance  costs for  transitional  employees,  and facility exit costs associated with the Company's sale of its capital markets business.

(5)  In evaluating the Company's financial  performance,  management uses adjusted operating income, a non-GAAP income measure which excludes items as detailed in the table above.  Management believes that adjusted operating income is a useful indicator of its ongoing financial performance, and a tool that can provide meaningful insight into financial performance without the effects of certain material items.


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                                                   The Charles Schwab Corporation
                          Notes to Consolidated Statement of Income and Financial and Operating Highlights
                                                             (Unaudited)



The Company
     The  consolidated  statement of income and financial and operating  highlights  include The Charles Schwab  Corporation and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc., U.S. Trust Corporation,
and CyberTrader,  Inc. Prior period amounts have been adjusted to summarize the impact of the Company's sales of its capital markets business,  Schwab  Soundview  Capital  Markets,  and its U.K.  brokerage  subsidiary,  Charles  Schwab  Europe,  in gain (loss) from discontinued  operations.  The consolidated statement of income and financial and operating highlights should be read in conjunction with the consolidated  financial statements and notes thereto included in the Company's 2004 Annual Report on Form 10-K for the year ended December 31, 2004 and the Company's  Quarterly Report on Form 10-Q for the period ended March 31, 2005. Certain prior periods'
revenues and expenses have been reclassified to conform with the current period presentation. All material intercompany balances and transactions have been eliminated.



                                                             **********
                                                   THE CHARLES SCHWAB CORPORATION
                                                Growth in Client Assets and Accounts
                                                            (Unaudited)

                                                  |      2005       |               2004                |           2003           |
------------------------------------------------------------------------------------------------------------------------------------
                                                   Second   First    Fourth   Third    Second   First    Fourth   Third    Second
(In billions, at quarter end, except as noted)     Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter
------------------------------------------------------------------------------------------------------------------------------------
Assets in client accounts
   Schwab One(R), other cash equivalents and
       deposits from banking clients               $   37.0 $   37.5 $   37.2 $   35.7 $   36.5 $   35.4 $   34.2 $   31.8 $   30.2
   Proprietary funds (Schwab Funds(R),
       Excelsior(R) and other):
       Money market funds                             109.7    112.0    111.8    114.0    115.0    116.3    119.2    124.4    126.8
       Equity and bond funds                           46.3     46.4     43.1     38.4     37.5     36.8     34.2     30.7     31.2
------------------------------------------------------------------------------------------------------------------------------------
          Total proprietary funds                     156.0    158.4    154.9    152.4    152.5    153.1    153.4    155.1    158.0
------------------------------------------------------------------------------------------------------------------------------------
   Mutual Fund Marketplace(R) (1):
       Mutual Fund OneSource(R)                       125.1    122.2    127.8    114.5    115.2    115.1    101.5     90.1     85.0
       Mutual fund clearing services                   51.2     47.1     44.2     38.1     33.9     37.5     33.5     28.4     24.5
       Other third-party mutual funds                 126.4    120.3    114.4    103.6    101.7    100.5     98.4     88.3     84.6
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          Total Mutual Fund Marketplace               302.7    289.6    286.4    256.2    250.8    253.1    233.4    206.8    194.1
------------------------------------------------------------------------------------------------------------------------------------
             Total mutual fund assets                 458.7    448.0    441.3    408.6    403.3    406.2    386.8    361.9    352.1
------------------------------------------------------------------------------------------------------------------------------------
   Equity and other securities (1,2)                  472.6    459.6    472.0    429.2    437.0    431.7    424.0    368.3    349.1
   Fixed income securities (2)                        147.0    141.7    140.5    136.5    130.6    132.1    130.2    122.2    120.2
   Margin loans outstanding                            (9.7)    (9.6)    (9.8)    (9.1)    (9.1)    (9.1)    (8.5)    (7.5)    (6.9)
------------------------------------------------------------------------------------------------------------------------------------
   Total client assets                             $1,105.6 $1,077.2 $1,081.2 $1,000.9 $  998.3 $  996.3 $  966.7 $  876.7 $  844.7
====================================================================================================================================
Net growth in assets in client accounts
   (for the quarter ended)
   Net new client assets (3)                       $   11.2 $   16.1 $   16.8 $   13.0 $    6.7 $   13.8 $   24.9 $   10.6 $    6.5
   Net market gains (losses)                           17.2    (20.1)    63.5    (10.4)    (4.7)    15.8     65.1     21.4     75.6
------------------------------------------------------------------------------------------------------------------------------------
   Net growth (decline)                            $   28.4 $   (4.0)$   80.3 $    2.6 $    2.0 $   29.6 $   90.0 $   32.0 $   82.1
====================================================================================================================================
U.S. Trust client assets (4)                       $  139.8 $  138.8 $  141.1 $  137.3 $  137.0 $  135.8 $  137.2 $  116.1 $  114.0
------------------------------------------------------------------------------------------------------------------------------------
New client accounts
   (in thousands, for the quarter ended)              144.3    150.6    133.6    114.2    139.1    159.8    145.5    123.9    151.9
Active client accounts (in millions) (5)                7.2      7.3      7.3      7.4      7.5      7.5      7.5      7.6      7.7
------------------------------------------------------------------------------------------------------------------------------------

(1)  Excludes all proprietary money market, equity, and bond funds.
(2)  All amounts have been adjusted to reclassify  exchange-traded unit investment trusts from fixed income securities to equity and other securities.
(3)  Includes a one-time  special  dividend  from  Microsoft  Corporation  of $1.2 billion in the fourth  quarter of 2004.  Includes individual  inflows  (outflows)  of $2.1  billion and ($6.0)  billion in the third and second  quarters of 2004,  respectively, related to mutual fund clearing clients.  Includes inflows of $12.1 billion in the fourth quarter of 2003 at U.S. Trust related to the acquisition of State Street Corporation's Private Asset Management group.
(4)  Included in total client assets above.
(5)  Active  client  accounts are defined as accounts  with balances or activity  within the  preceding  eight months.  Reflects the removal of 192,000 accounts in the second quarter of 2003 related to the Company's  withdrawal from the Employee Stock Purchase
     Plan business and the transfer of those accounts to other providers.

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
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



                            The Charles Schwab Corporation Monthly Market Activity Report For June 2005
                                     Investor activity for 7.2 million active client accounts(1)

                                                                                                         Clients opened 41,400 new
                                                                                                         accounts during June 2005.


                                     2004                                                          2005
                                      Jun     Jul     Aug      Sep       Oct       Nov     Dec      Jan      Feb      Mar      Apr
------------------------------------------------------------------------------------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
    Net New Assets (2)                 .2     3.4     3.7      5.9       3.9       4.6     8.3      4.0      6.3      5.8      1.1
    Net Market Gains (Losses)        13.2   (26.1)    3.2     12.5      10.3      32.0    21.2    (17.7)    15.0    (17.4)   (16.8)
------------------------------------------------------------------------------------------------------------------------------------

Total Client Assets
  (at month end, in billions
   of dollars)                      998.3   975.6   982.5  1,000.9   1,015.1   1,051.7 1,081.2  1,067.5  1,088.8  1,077.2  1,061.5
====================================================================================================================================

Market Indices (at month end)
    Dow Jones Industrial Average   10,436  10,140  10,174   10,080    10,028    10,428  10,783   10,490   10,766   10,504   10,193
    Nasdaq Composite                2,048   1,887   1,838    1,897     1,975     2,097   2,175    2,062    2,052    1,999    1,922
    Standard & Poor's 500           1,141   1,102   1,104    1,115     1,130     1,174   1,212    1,181    1,204    1,181    1,157
    Schwab 1000                     3,665   3,533   3,543    3,584     3,637     3,783   3,911    3,809    3,884    3,813    3,736

Clients' Daily Average Trades
  (in thousands)
    Revenue Trades (3)              126.6   133.7   118.6    132.5     153.7     192.1   187.3    185.9    190.9    196.6    182.7
    Schwab Institutional(R) (4)       8.2     8.8     7.7      8.2       8.6       8.6     8.7     10.0      9.7     10.0     10.3
    Schwab Private Client(TM) (5)     6.7     8.1     7.3      8.0       8.3       9.9    10.1     10.2     10.3      9.6     10.8
------------------------------------------------------------------------------------------------------------------------------------
      Total                         141.5   150.6   133.6    148.7     170.6     210.6   206.1    206.1    210.9    216.2    203.8
====================================================================================================================================

Daily Average Market Share Volume
  (in millions)
    NYSE                            1,371   1,418   1,244    1,322     1,543     1,494   1,463    1,618    1,578    1,683    1,693
    Nasdaq                          1,623   1,735   1,431    1,511     1,731     1,828   2,042    2,172    1,950    1,849    1,839
------------------------------------------------------------------------------------------------------------------------------------
      Total                         2,994   3,153   2,675    2,833     3,274     3,322   3,505    3,790    3,528    3,532    3,532
====================================================================================================================================

Mutual Fund Net Buys (Sells) (6)
  (in millions of dollars)
    Large Capitalization Stock      364.8   (23.0)    4.7    202.3     189.3     465.7    75.6    137.4    547.6    106.5     91.8
    Small / Mid Capitalization
        Stock                       664.3   154.1   (87.2)   336.8     434.1     719.9   454.7     46.8    573.2    514.5     39.0
    International                   481.9   242.5   226.2    445.8     441.0     884.2   893.8    946.4  1,115.6  1,006.6    587.5
    Specialized                       3.0    82.2    74.4    147.9      (8.5)     77.9   (34.4)    67.7    250.2    334.4    120.6
    Hybrid                          237.5    97.2   159.8    256.4     243.8     227.5   228.1    250.4    359.0    276.3    216.5
    Taxable Bond                    320.4   396.2   694.4    821.9     716.2     451.0   293.7    554.2    859.1    410.1    374.9
    Tax-Free Bond                  (188.0)  (45.5)   16.8     30.5      22.2      (7.5)  300.4    249.3    215.3    114.9    (67.8)
    Money Market Funds           (1,399.6) (138.7)  286.6 (1,249.9) (1,165.3) (1,322.2)  (22.8) 1,122.0 (1,575.9)   214.6   (985.5)


                                                          % change
                                      May       Jun      Mo.   Yr.*
---------------------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
    Net New Assets (2)                3.9       6.2     59%     N/M
    Net Market Gains (Losses)        26.9       7.1
----------------------------------------------------

Total Client Assets
  (at month end, in billions
   of dollars)                    1,092.3   1,105.6      1%     11%
====================================================

Market Indices (at month end)
    Dow Jones Industrial Average   10,468    10,275     (2%)    (2%)
    Nasdaq Composite                2,068     2,057     (1%)     --
    Standard & Poor's 500           1,192     1,191      --      4%
    Schwab 1000                     3,865     3,881      --      6%

Clients' Daily Average Trades
  (in thousands)
    Revenue Trades (3)              169.4     177.3      5%     40%
    Schwab Institutional(R) (4)       9.5      10.8     14%     32%
    Schwab Private Client(TM) (5)    11.4      11.5      1%     72%
----------------------------------------------------
      Total                         190.3     199.6      5%     41%
====================================================

Daily Average Market Share Volume
  (in millions)
    NYSE                            1,502     1,516      1%     11%
    Nasdaq                          1,686     1,748      4%      8%
----------------------------------------------------
      Total                         3,188     3,264      2%      9%
====================================================
Mutual Fund Net Buys (Sells) (6)
  (in millions of dollars)
    Large Capitalization Stock      388.3     364.5
    Small / Mid Capitalization
        Stock                       150.7     486.8
    International                   485.7     411.7
    Specialized                      94.9     224.7
    Hybrid                          197.2     196.9
    Taxable Bond                    437.1     847.9
    Tax-Free Bond                   117.1     179.7
    Money Market Funds             (469.6) (1,409.0)


(1)  Active client accounts are defined as accounts with balances or activity within the preceding eight months.
(2)  December 2004 data includes a one-time  special  dividend from Microsoft  Corporation of $1.2 billion.  September 2004 and June
     2004 data includes  individual  inflows  (outflows) of $2.1 billion and ($6.0)  billion,  respectively,  related to mutual fund clearing  clients.  August 2004 data includes  individual  inflows  (outflows) of $0.5 billion at U.S. Trust related to Special
     Fiduciary business clients. Data excludes mutual fund capital gains reinvestments, which were $3.7 billion in December 2004.
(3)  Includes all client  trades (both  individuals  and  institutions)  that  generate  either  commission  revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(4)  Includes trades placed by investment advisors enrolled in an asset-based  pricing program.  Trading activity is included in the program fees.
(5)  Includes  eligible trades placed by individual  investors  enrolled in Schwab Private  Client(TM)  (SPC).  Specified  levels of trading activity are included in SPC fees.
(6)  Represents the principal value of client mutual fund (no-load,  low-load,  load) transactions handled by Schwab and U.S. Trust, including  transactions in Schwab Funds(R),  Excelsior(R)  Funds and other  proprietary  funds.  Includes  institutional  funds available only to Investment  Managers.  Effective in March 2005,  money market fund net buys (sells) include all  Excelsior(R)
     Fund transactions. Prior amounts have been adjusted to reflect this presentation.
N/M  Not meaningful.


                * June 2005 vs. June 2004                   The Charles Schwab Corporation

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